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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) JANUARY 30, 1998

                               GALILEO CORPORATION

             (Exact name of registrant as specified in its charter)

DELAWARE                                                              04-2526583
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                                                         0-11309
                                                        (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                      01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code                 (508) 347-9191




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 30, 1998, the Registrant acquired OFC Corporation ("OFC"), a New Hampshire corporation, pursuant to the Agreement and Plan of Merger, dated as of December 30, 1997 (the "Merger Agreement") among the Registrant, a wholly-owned subsidiary of the Registrant, OFC and the principal stockholders of OFC. Following the merger, OFC became a wholly-owned subsidiary of the Registrant.

         In exchange for all of the outstanding common stock of OFC, the Registrant paid approximately $6,000,000 in cash and issued 1,154,258 shares of its common stock. The terms of the transaction resulted from arms-length negotiations between the Registrant and OFC and are more fully set forth in the Merger Agreement. Neither the Registrant nor any of its affiliates had any relationship with OFC prior to the merger. The cash portion of the transaction was financed partly from the Registrant's operating funds and partly from a portion of its revolving credit facility with BankBoston, N.A.

         OFC, located in Natick, Massachusetts, designs, manufactures and markets a broad range of optical components and systems which incorporate the latest advances in photonic technology and optical coating. OFC's products include optical filters, optical lens coatings for medical devices, laser systems, infrared thermal imaging devices and optical analytical instruments. OFC's operations also include one of the world's largest and most technically advanced diamond point turning facilities which manufactures highly-sophisticated optical components and systems for industrial lasers and semiconductor instrumentation.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)       Financial Statements of Business Acquired

                  Financial statements of the business acquired are filed as
                  Exhibit 99.1 hereto.

         b)       Pro Forma Financial Information

                  The pro forma financial information required pursuant to
                  Article 11 of Regulation S-X currently are not available and will be filed as soon as practicable, but not later than 60 days after the date that this report is due.

         c)       Exhibits

                  2.1 Agreement and Plan of Merger dated as of December 30, 1997, among Galileo Corporation, OFC Acquisition Corporation, OFC Corporation and the Principal Stockholders of OFC Corporation (filed as Exhibit 2.1 to the Registrant's Form 8-K filed on January 7, 1998 and incorporated herein by reference).

                  99.1 Financial Statements of OFC Corporation for fiscal year ended December 31, 1997.

                  99.2     Press Release dated January 5, 1998 (filed as Exhibit
                           99.1 to the Registrant's Form 8-K filed on January 7, 1998 and incorporated herein by reference).

                  99.3     Press Release dated February 2, 1998.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GALILEO CORPORATION

Date:  February 11, 1998                     By: /s/ Josef W. Rokus
                                                 -------------------------------
                                                 Josef W. Rokus
                                                 Vice President, Corporate
                                                 Development and Secretary







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                                  EXHIBIT INDEX

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Exhibit No.                                                                            Page No.
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
   2.1      Agreement and Plan of Merger dated as of December 30, 1997
            (filed as Exhibit 2.1 to the Registrant's Form 8-K filed on
            January 7, 1998 and incorporated herein by reference).

   99.1     Financial Statements of OFC Corporation for year ended
            December 31, 1997.

   99.2 Press Release dated January 5, 1998 (filed as Exhibit 99.1 to the Registrant's Form 8-K filed on January 7, 1998 and incorporated herein by reference).

   99.3     Press Release dated February 2, 1998.
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